UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 26, 2024 (July 30, 2024)

Kennametal Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania		1-5318	25-0900168

(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

525 William Penn Place
Suite 3300
Pittsburgh,	Pennsylvania		15219

(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (412) 248-8000
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Capital Stock, par value $1.25 per share	KMT	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Amendment to our Current Report on Form 8-K filed on August 5, 2024 (the “Form 8-K”), is to provide information that was not determined or available at the time of the filing of the Form 8-K with respect to the election of C. David Bersaglini (“Mr. Bersaglini”) to serve as a Vice President, Kennametal Inc. and President, Metal Cutting Business Segment, effective as of August 26, 2024.
In connection with his appointment and start date as Vice President, Kennametal Inc. and President, Metal Cutting Business Segment, Mr. Bersaglini will be entitled to the following in accordance with the terms of his employment agreement:
•Annual base salary of $520,000.
•A one-time sign-on cash bonus of $125,000 payable within 30 days of the start date, subject to repayment in the event of voluntary termination within one year of his start date.
•A special long-term incentive grant on September 1, 2024 to be made under the Kennametal Inc. Stock and Incentive Plan of 2020 (the “2020 Plan”) with a total value of $300,000 consisting of Restricted Stock Units (“RSU’s”) which cliff vest on the second grant date anniversary contingent upon continued employment.
•A long-term incentive grant on September 1, 2024 to be made under the 2020 Plan with a total value of $650,000 consisting of 40% RSU’s and 60% Performance Stock Units (“PSU’s”). The RSU’s will vest in equal parts over a 3-year period, with one-third vesting on each anniversary date of the grant. The PSU’s cliff vest on the third grant date anniversary subject to the achievement of certain Kennametal performance measures in each of the three years in the term. The RSUs and PSUs are contingent upon continued employment. Future annual grants will also be based on a target of $650,000, subject to adjustment based on compensation market data, performance and market conditions.
•Participation in the Company’s Annual Incentive Plan with a target bonus for fiscal year 2025 of 75% of annual base salary, with an opportunity to earn up to 200% of the target incentive.
•Participation in all general employee benefit plans and programs as well as participation in any plans and programs for executives.
The description of Mr. Bersaglini’s employment agreement is qualified in its entirety by the full text of Kennametal Inc.’s Form of Officer’s Employment Agreement with certain Named Executive Officers, which is incorporated herein by reference to Exhibit 10.60 to Kennametal Inc.’s of Form 10-K filed August 10, 2018 with the Securities and Exchange Commission.
Other than the preceding disclosure, no other disclosure reported in the Form 8-K is being modified pursuant to this amendment.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date:	August 26, 2024	By:	/s/ Michelle R. Keating
Michelle R. Keating
Vice President, Secretary and General Counsel

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